                                                                   EXHIBIT 4.2

                         FORM OF SPECIMEN CERTIFICATE

        NUMBER                                                          SHARES
       NY  6129

                                    [LOGO]
                           DECORA INDUSTRIES, INC.

                                 COMMON STOCK


INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
  OF THE STATE OF DELAWARE                                  CERTAIN DEFINITIONS


                                                             CUSIP 243593 10 0

      THIS CERTIFIES THAT



      is the record holder of

                   FULLY PAID AND NON-ASSESSABLE SHARES OF
                      COMMON STOCK OF $.01 PAR VALUE OF


                           DECORA INDUSTRIES, INC.

      transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

          This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                 INDUSTRIES,
                           DECORA           INC.
                                  CORPORATE
                                    [SEAL]
                                   DELAWARE
                                     1992


      Dated:


              /s/  Thomas J. Burns                    /s/  Nathan Hevrony
            ------------------------                -----------------------
             Vice President Finance                 Chief Executive Officer
                                                         and Secretary



      Countersigned and Registered:

           AMERICAN STOCK TRANSFER & TRUST COMPANY
                         (New York)

                      Transfer Agent and Registrar


      By
                      ----------------------------
                      Authorized Officer

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


    TEN COM  - as tenants in common                                  UNIF GIFT MIN ACT  __________   Custodian ___________
    TEN ENT  - as tenants by the entireties                                               (Cust)                 (Minor)
    JT TEN   - as joint tenants with right of survivorship                              under Uniform Gifts to Minors
               and not as tenants in common
                                                                                        Act ____________________________
                                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.


 For value received, __________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________.  Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated __________________________



_______________________________________________________________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.